UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04014
Meridian Fund, Inc.®
(Exact name of registrant as specified in charter)
60 E. Sir Francis Drake Boulevard
Suite 306
Larkspur, CA 94939
(Address of principal executive offices) (Zip code)
Gregg B. Keeling
60 E. Sir Francis Drake Boulevard
Suite 306
Larkspur, CA 94939
(Name and address of agent for service)
registrant’s telephone number, including area code: 415-461-8770
Date of fiscal year end: June 30
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

MERIDIAN FUND, INC.
August 10, 2009

To Our Shareholders:

Stocks posted strong second quarter gains, after six consecutive down quarters which dated back to December 2007. Investors are encouraged by the improvement in the capital markets and a more positive economic outlook. The S&P 500 advanced 15.2%, the NASDAQ 20.0% and the Russell 2000 20.2%. Year to date the S&P 500 is ahead 1.8%, the NASDAQ 16.4% and the Russell 2000 1.8%. The best performing groups included paper, automobiles and real estate services. Mortgage finance, farming and fishing and gold mining stocks were among the worst performing sectors. The yield on the ten-year government bond increased from 2.69% to 3.53% during the quarter. The rise in rates, in our opinion, is due to improved economic prospects, less emphasis on safety and concern over federal deficits.

The economy declined 5.5% during the first quarter and posted another drop in the second quarter. Unemployment is 9.5% and headed higher, consumer spending remains soft, corporations are cautious with regards to capital spending and hiring and many states are technically bankrupt. There are, however, signs of improvement. The capital markets have stabilized, housing shows signs of bottoming, consumer confidence is improving and monthly job losses are moderating. Interest rates remain low and inflation is in check for now. We believe that the recession will end sometime in the back half of 2009 and 2010 will be a growth year for the US economy. Our concern is that existing federal deficits combined with additional government spending initiatives will be financed through money creation and tax increases, resulting in slower GDP growth and lackluster job creation down the road. The focus should be on economic growth and jobs.

Long-term investment results, history clearly shows, are improved by buying good companies or mutual funds or adding to existing positions during difficult stock market environments. We welcome those new shareholders who joined the Meridian Funds during the quarter and appreciate the continued confidence of our existing shareholders.

Richard F. Aster, Jr.

Meridian Equity Income Fund® (MEIFX)

The Meridian Equity Income Fund’s net asset value per share at June 30, 2009 was $6.88. This represents a decrease of 4.8% for the calendar year to date. The Fund’s total return and average annual compound rate of return since inception, January 31, 2005, were -16.1% and -3.9%, respectively. At the close of the quarter, total net assets were $20,719,306 and were invested 6.3% in cash and other assets net of liabilities and 93.7% in stocks. As of the date of this shareholder letter there were 522 shareholders.

Our basic strategy remains unchanged. The Fund continues to seek to invest in companies with above average yields and strong financial returns that, in our opinion, have the ability to grow dividends. This continues to be a difficult period for this strategy. The severe downturn in the economy and corporate profits resulted in dividend cuts for companies which, previously, were considered safe. We believe that dividends for good companies, however, will stabilize and begin to grow again, once the economy bottoms. The Fund is diversified with 55 positions representing 54 different industry groups. At the end of the June 2009 quarter, the portfolio’s average holding had a 5-year-average return on equity of 21.8% and an average dividend yield of 4.2%; both measures substantially higher than the average S&P 500 stock. The average position had a market capitalization of $22.4 billion, a debt ratio of 42.6% and earnings per share that are expected to increase annually 7.9% during the next several years. We believe these financial characteristics will lead to positive long-term returns for the Fund.

During the quarter we purchased shares of Federated Investors, H&R Block, Harris Corporation, 3M, Sensient Technologies, Tiffany and T. Rowe Price Group. We sold our shares in Family Dollar Stores, General Electric, Morgan Stanley, Microsoft, Pall Corp and Timken.

Nu Skin Enterprises, one of our larger holdings, develops and distributes skin care products and nutritional supplements worldwide. Personal care products are sold under the Nu Skin brand and nutritional supplements under the Pharmanex brand. The company sells its products primarily through independent distributors in North Asia, the Americas, Europe and the South Asia/Pacific. In China, products are sold through an expanding base of 45 retail stores. There are additional markets and growth opportunities ahead. Nu Skin has no debt and is expected to grow earnings this year and next, even with the difficult business climate. The stock has an above average yield and low payout ratio which, in our opinion, makes it likely that the dividend is poised to grow in the future.

Meridian Growth Fund® (MERDX)

The Meridian Growth Fund’s net asset value per share at June 30, 2009 was $27.89. This represents an increase of 11.3% for the calendar year to date. The Fund’s total return and average annual compound rate of return since inception, August 1, 1984, were 1,433.7% and 11.6%, respectively. At the close of the quarter, total net assets were $1,197,656,220 and were invested 5.1% in cash, cash equivalents and other assets net of liabilities and 94.9% in stocks. As of the date of this shareholder letter there were 62,192 shareholders.

In our opinion, equity valuations are reasonable and the beginning phase of the economic cycle is historically good for stocks. Early in the recovery, the economy should improve without pressure on inflation and interest rates. Corporations have cut costs and this will result in positive operating leverage with any increase in demand. We believe our portfolio is positioned with good small and mid-cap growth stocks that are, for the most part, market leaders, have strong financial positions, adequate returns on capital, are well managed and reasonably valued. They should, in our opinion, do well in a better economic environment.

During the quarter we purchased shares of Autodesk, Coach, Noble Energy, Ritchie Bros. Auctioneers, Royal Caribbean Cruises and Solera Holdings. We sold our shares in BE Aerospace and Pall Corp.

Brown & Brown, one of our larger holdings, is the sixth largest insurance broker in the US, focusing on small-and-middle market property and casualty accounts. The middle-market brokerage segment is highly fragmented and has historically been more profitable than the large more competitive global insurance market. The company has expanded both through internal growth and acquisitions and should benefit from the current soft insurance market as smaller competitors look to exit their operations. Brown has one of the most experienced management teams in this segment and they have consistently generated above industry margins. The company’s strong capital structure, solid return on equity and growth prospects should result, we believe, in positive investment results for shareholders.

Meridian Value Fund® (MVALX)

The Meridian Value Fund won a Lipper Award for Best Mid-Cap Core Fund for the 10 year period ending December 31, 2008.

The Meridian Value Fund’s net asset value per share at June 30, 2009 was $20.53. This represents an increase of 0.6% for the calendar year to date. The Fund’s total return and average compounded annual rate of return since June 30, 1995, were 468.3% and 13.2%, respectively. The comparable period returns for the S&P 500 with dividends were 116.2% and 5.7%, respectively. At the close of the quarter, total net assets were $831,572,009 and were invested 5.5% in cash, cash equivalents and other assets net of liabilities and 94.5% in stocks. As of the date of this shareholder letter there were 56,230 shareholders.

Our investment strategy remains unchanged. We continue to seek out-of-favor companies exemplified by an extended period of declining earnings. For many of these companies the problems are economic-related at this point. We continue to believe that current conditions present the Meridian Value Fund with a unique opportunity. We have, in our opinion, purchased excellent companies, both large and small, at attractive valuations. In normal economic conditions, such companies rarely fall out of favor. These are companies, in most cases, with leading and defensible market positions, high returns on invested capital, strong balance sheets and proven management teams. We believe the Fund is positioned for positive returns during the next several years. We hold 60 positions, representing 30 industry groups. We continue to invest in companies of all market capitalizations and our largest areas of concentration are retail, technology and healthcare products.

During the quarter we purchased shares of Autodesk, Cameco, Citrix Systems, Forest Oil, Gen-Probe, Hologic, Host Hotels & Resorts, Itron, Newmont Mining, Ritchie Bros. Auctioneers, Redwood Trust, Sherwin-Williams and Molson Coors Brewing. We sold our positions in Abbott Laboratories, Akamai Technologies, Beckman Coulter, Briggs & Stratton, CACI International, Cephalon, Electronic Arts, Gold Fields Limited, Harley-Davidson, Intermec, Intel, Kraft Foods, Annaly Capital Management and Verizon Communications.

Mattel, one of our larger holdings, is the leading global manufacturer of toys with half of its revenue generated internationally. We believe the company will benefit from increased sales to developing markets. Problems during the past two years, which resulted in lower earnings, included higher raw material costs, toy recalls, litigation and weak consumer spending. Costs are now abating, the historically resilient toy industry is showing signs of improvement, litigation costs are dropping and Mattel has a strong slate of new products for the next two years. These factors should revive earnings growth and we believe that earnings per share could reach $1.60 over the next 3 to 5 years, up from $1.05 last year. Mattel has consistently produced a high return on equity and has a strong balance sheet. Trading at 10 times normalized earnings and offering a dividend yield approaching 5%, Mattel shares represent an attractive value and have appreciation potential.

Miscellaneous

The Meridian Funds are no-load and there are no transaction fees or commissions charged when purchased directly through our transfer agent, PNC Global Investment Servicing (U.S.), Inc. This can be a very cost-effective method to purchase shares of the Meridian Funds for shareholders who do not need the services of a broker-dealer and for long-term investors that make multiple purchases.

We have added a new E-mail Alerts feature to our website at www.meridianfund.com. When you sign up for E-mail Alerts you will receive notification of news items, shareholder reports, SEC filings, and other information regarding the Meridian Funds.

The information provided in this report should not be considered investment advice or a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in a particular Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. Securities discussed are presented as illustrations of companies that fit a particular Fund’s investment strategy and do not represent a Fund’s entire portfolio and in the aggregate may represent only a small percentage of a Fund’s portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that investment decisions Fund management makes in the future will be profitable or will equal the investment performance of the securities discussed herein. Management’s views presented herein and any discussion of a particular Fund’s portfolio holdings or performance are as of June 30, 2009 and are subject to change without notice.

Meridian Equity Income Fund
Summary of Portfolio Holdings
June 30, 2009

Portfolio Holdings by Category (% of total net assets)

Chemicals-Diversified	3.0%	$619,097
Personal Products	2.7	556,920
Department Stores	2.3	471,393
Soft Drinks	2.2	451,106
Retail	2.1	441,375
Semiconductors	2.1	440,644
Household Appliances	2.0	421,308
Insurance Brokers	2.0	412,323
Computer Hardware	1.9	402,649
Home Improvement Retail	1.9	401,710
Electrical Components & Equipment	1.9	400,750
Industrial Machinery	1.9	397,921
Paper & Packaging	1.9	390,385
Food & Meats-Packaged	1.9	390,236
Utilities-Gas	1.9	387,960
Apparel Accessories & Luxury Goods	1.9	387,450
REITs-Storage	1.9	386,332
Insurance-Property & Casualty	1.9	385,949
Environmental Facilities & Services	1.9	385,511
Data Processing & Outsourced Services	1.8	382,752
Pharmaceuticals	1.8	382,548
Chemicals-Specialty	1.8	380,757
Air Freight & Logistics	1.8	375,675
Consumer Products	1.8	374,875
Aerospace/Defense	1.8	374,000
Restaurants	1.8	373,685
Telecommunication Services-Integrated	1.8	372,103
Tobacco	1.8	370,945
Distributors	1.8	368,657
Food Distributors	1.8	366,424
Energy	1.8	364,375
Health Care Technology	1.8	362,856
Distillers & Vintners	1.7	356,734
Railroads	1.7	350,331
Telecommunications Equipment	1.7	348,828
Machinery-Construction, Farm & Heavy Trucks	1.6	333,704
Health Care Equipment & Supplies	1.6	329,472
Brokerage & Money Management	1.6	325,026
Industrial Conglomerates	1.6	324,540
Auto Parts & Equipment	1.6	321,456
Asset Management & Custody Banks	1.5	320,397
Construction Materials	1.5	318,940
Consumer Finance	1.5	317,032
Household-Home Furnishings	1.5	315,642
Banking-Diversified Banks	1.5	315,304
Application Software	1.5	312,390
Office Services & Supplies	1.5	312,140
Specialty Retail	1.5	304,320
Oil & Gas - Refining & Marketing	1.4	290,000
Food Retail	1.4	286,195
Leisure & Amusement	1.3	272,328
Commercial Printing	1.0	209,334
Media-Broadcasting & Cable TV	0.8	163,312
Technology	0.0	4,800
Cash & Other Assets, Less Liabilities	6.3	1,306,410

	100.0%	$20,719,306

Meridian Growth Fund
Summary of Portfolio Holdings
June 30, 2009

Portfolio Holdings by Category (% of total net assets)
Tech-Software	14.0%	$168,065,172
Retail	12.2	145,624,387
Technology	6.3	75,369,756
Energy	5.6	66,486,156
Industrial Conglomerates	5.2	61,798,492
Insurance Brokers	5.1	61,376,625
Healthcare Products	5.0	60,396,027
Restaurants	4.5	53,672,205
U.S. Government Obligations	4.2	49,989,543
Brokerage & Money Management	4.2	49,939,880
Industrial Services	4.1	48,933,449
Business Services	3.5	41,467,626
Distributors	2.4	28,888,272
REITs-Diversified	2.3	28,084,890
Consumer Services	2.3	27,816,824
Automotive Wholesale Services	2.2	26,824,179
Cellular Communications	2.1	25,135,716
Chemicals-Specialty	2.0	24,191,060
Healthcare Information Services	2.0	24,176,618
Computer Hardware	2.0	23,803,739
Banking - Diversified Banks	2.0	23,683,630
Construction	1.9	23,122,445
Healthcare Technology	1.6	19,325,460
Air Freight & Logistics	1.0	12,575,848
Casino & Gaming	0.7	8,539,254
Leisure & Amusement	0.7	8,174,098
Cash & Other Assets, Less Liabilities	0.9	10,194,869

	100.0%	$1,197,656,220

Meridian Value Fund
Summary of Portfolio Holdings
June 30, 2009

Portfolio Holdings by Category (% of total net assets)
Retail	11.6%	$96,473,990
Healthcare Products	7.2	59,700,053
Industrial Products	7.0	58,545,372
Technology	6.9	56,990,218
Energy	5.3	43,694,180
Banking	4.1	34,423,662
Tech-Software	3.9	32,703,933
U.S. Government Obligations	3.6	29,994,404
Semiconductors	3.4	28,482,969
Insurance Brokers	3.4	27,847,579
Leisure & Amusement	3.0	24,837,246
Trucking	2.8	23,601,750
Consumer Products	2.7	22,468,468
Utilities	2.6	21,905,182
Engineering & Construction	2.5	20,389,108
Environmental Facilities & Services	2.3	18,991,104
Media	2.3	18,713,222
Brewers	2.2	18,608,268
Asset Management & Custody Banks	2.1	17,145,581
Pipelines	2.0	16,939,055
Restaurants	2.0	16,909,057
Home Improvement Retail	2.0	16,807,625
Insurance	2.0	16,292,880
Brokerage & Money Management	1.8	14,496,810
Railroads	1.7	14,472,680
Business Services	1.7	14,394,756
REITs-Diversified	1.6	12,893,679
Metals	1.5	12,669,944
Industrial Services	1.1	9,215,850
Computer Hardware	1.1	9,181,188
Building Products	0.7	5,785,512
Cash & Other Assets, Less Liabilities	1.9	15,996,684

	100.0%	$831,572,009

Meridian Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period January 1, 2009 to June 30, 2009

We believe it is important for you to understand the impact of fees and expenses on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.

	Beginning	Ending			Expenses
	Account Value	Account Value	Expense		Paid During
	1/1/09	6/30/09	Ratio(1)		Period(2)

Actual Fund Return (See explanation below)
Meridian Equity Income Fund	$1,000.00	$951.60	1.25	%(4)	$6.05
Meridian Growth Fund	$1,000.00	$1,112.50	0.87%		$4.56
Meridian Value Fund	$1,000.00	$1,006.40	1.14%		$5.67
Hypothetical 5% Return(3) (See explanation below)
Meridian Equity Income Fund	$1,000.00	$1,018.60	1.25	%(4)	$6.26
Meridian Growth Fund	$1,000.00	$1,020.48	0.87%		$4.36
Meridian Value Fund	$1,000.00	$1,019.14	1.14%		$5.71

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	Before expenses.

(4)	See note 2 to Financial Statements.

Meridian Fund, Inc.
Disclosure of Fund Expenses (Unaudited) (continued)
For the Six Month Period January 1, 2009 to June 30, 2009

The table above illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this 5% Return hypothetical example with the 5% Return hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as short-term redemption and exchange fees or sales and service charges you may pay third party broker/dealers. Had these transactional costs been included, your costs would have been higher. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Management’s Discussion of Meridian Equity Income Fund®
Performance

During the fiscal year ended June 30, 2009, the Meridian Equity Income Fund lost 26.75% compared to a loss of 26.15% for the S&P 500 with reinvested dividends, a loss of 25.01% for the Russell 2000, and a loss of 19.97% for the NASDAQ.

The Equity Income Fund is highly diversified. During the period the Fund was invested in companies individually comprising 57 sectors, along with 6 sectors comprised of 2 companies and 1 sector, Industrial Conglomerates, comprised of 3 companies. During the period each company was typically weighted between 1.50% and 2.10% of net assets. As a result of this strategy one sector cannot move the performance dramatically in any direction.

The Fund’s strongest performance was from companies in the software, diversified banking, healthcare technology, railroads and retail sectors. The Fund’s weakest performance was from companies in the auto parts & equipment, regional banks, diversified chemicals, commercial printing, computer storage & peripherals, food retail, insurance, leisure & amusement, media and paper sectors.

The Fund emphasizes investments in companies that pay dividends or interest, have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future.

Value of $10,000 invested in the Meridian Equity Income Fund and the S&P 500 Index

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

*	Inception date.

Management’s Discussion of Meridian Growth Fund®
Performance

During the fiscal year ended June 30, 2009, the Meridian Growth Fund lost 13.01% compared to a loss of 26.15% for the S&P 500 with reinvested dividends, a loss of 25.01% for the Russell 2000, and a loss of 19.97% for the NASDAQ.

The Growth Fund’s performance reflected the strength of our holdings in the restaurant, retail and insurance brokers sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset, primarily by weakness in our holdings in the energy, industrial conglomerates and technology sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector.

The Fund’s investments include companies that are relatively small in terms of total assets, revenues and earnings, which the Investment Adviser believes may have prospects for above average growth in revenue and earnings.

Value of $10,000 invested in the Meridian Growth Fund, the Russell 2000 Index and the S&P 500 Index

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Management’s Discussion of Meridian Value Fund®
Performance

During the fiscal year ended June 30, 2009, the Meridian Value Fund lost 25.72% compared to a loss of 26.15% for the S&P 500 with reinvested dividends, a loss of 25.01% for the Russell 2000, and a loss of 19.97% for the NASDAQ.

The Value Fund’s performance reflected the strength of our holdings in the banking, brewers, pharmaceutical and retail sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset primarily by weakness in our holdings in the apparel, energy, healthcare products, industrial products, technology and utilities sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector.

The Meridian Value Fund’s strategy is to invest in stocks, across a range of market capitalizations, which the Investment Adviser believes are undervalued in relation to the issuer’s long-term earnings power, asset value and/or the stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on this strategy, the Fund’s average compounded annual return for the ten-year period from June 30, 1999 to June 30, 2009 was a 7.74% gain compared to 2.23% loss for the S&P 500, with reinvested dividends. The Fund did not approach full investment status until June 30, 1995, with cash comprising approximately 45-50% of the Fund’s total portfolio from inception until June 30, 1995. The Meridian Value Fund’s average compounded annual return from inception to June 30, 2009 was a gain of 12.15%, compared to a gain of 6.88% for the S&P 500, with reinvested dividends.

Value of $10,000 invested in the Meridian Value Fund and the S&P 500 Index

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Equity Income Fund
Schedule of Investments
June 30, 2009

	Shares	Value

COMMON STOCKS - 93.7%

AEROSPACE/DEFENSE - 1.8%
Boeing Co. (The)	8,800	$374,000

AIR FREIGHT & LOGISTICS - 1.8%
United Parcel Service, Inc. Class B	7,515	375,675

APPAREL ACCESSORIES & LUXURY GOODS - 1.9%
VF Corp.	7,000	387,450

APPLICATION SOFTWARE - 1.5%
Interactive Data Corp.	13,500	312,390

ASSET MANAGEMENT & CUSTODY BANKS - 1.5%
Federated Investors, Inc. Class B	13,300	320,397

AUTO PARTS & EQUIPMENT - 1.6%
Johnson Controls, Inc.	14,800	321,456

BANKING-DIVERSIFIED BANKS - 1.5%
Bank of Hawaii Corp.	8,800	315,304

BROKERAGE & MONEY MANAGEMENT - 1.6%
T. Rowe Price Group, Inc.	7,800	325,026

CHEMICALS-DIVERSIFIED - 3.0%
Dow Chemical Co. (The)	19,200	309,888
Sensient Technologies Corp.	13,700	309,209

		619,097

CHEMICALS-SPECIALTY - 1.8%
Valspar Corp.	16,900	380,757
COMMERCIAL PRINTING - 1.0%
R. R. Donnelley & Sons Co.	18,015	209,334

COMPUTER HARDWARE - 1.9%
Diebold, Inc.	15,275	402,649

CONSTRUCTION MATERIALS - 1.5%
Vulcan Materials Co.	7,400	318,940

CONSUMER FINANCE - 1.5%
H & R Block, Inc.	18,400	317,032

CONSUMER PRODUCTS - 1.8%
Kimberly-Clark Corp.	7,150	374,875

DATA PROCESSING & OUTSOURCED SERVICES - 1.8%
Automatic Data Processing, Inc.	10,800	382,752

DEPARTMENT STORES - 2.3%
Nordstrom, Inc.	23,700	471,393

DISTILLERS & VINTNERS - 1.7%
Brown-Forman Corp. Class B	8,300	356,734

DISTRIBUTORS - 1.8%
Genuine Parts Co.	10,985	368,657

ELECTRICAL COMPONENTS & EQUIPMENT - 1.9%
Hubbell, Inc. Class B	12,500	400,750

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2009

	Shares	Value

COMMON STOCKS (continued)

ENERGY - 1.8%
Chevron Corp.	5,500	$364,375

ENVIRONMENTAL FACILITIES & SERVICES - 1.9%
Waste Management, Inc.	13,690	385,511

FOOD DISTRIBUTORS - 1.8%
SYSCO Corp.	16,300	366,424

FOOD & MEATS-PACKAGED - 1.9%
Kraft Foods, Inc. Class A	15,400	390,236

FOOD RETAIL - 1.4%
SUPERVALU, Inc.	22,100	286,195

HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Hillenbrand, Inc.	19,800	329,472

HEALTH CARE TECHNOLOGY - 1.8%
Medtronic, Inc.	10,400	362,856

HOME IMPROVEMENT RETAIL - 1.9%
Home Depot, Inc.	17,000	401,710

HOUSEHOLD APPLIANCES - 2.0%
Stanley Works (The)	12,450	421,308

HOUSEHOLD-HOME FURNISHINGS - 1.5%
Leggett & Platt, Inc.	20,725	315,642

INDUSTRIAL CONGLOMERATES - 1.6%
3M Co.	5,400	324,540

INDUSTRIAL MACHINERY - 1.9%
Eaton Corp.	8,920	397,921
INSURANCE BROKERS - 2.0%
Willis Group Holdings, Ltd. (United Kingdom)	16,025	412,323

INSURANCE-PROPERTY & CASUALTY - 1.9%
Mercury General Corp.	11,545	385,949

LEISURE & AMUSEMENT - 1.3%
Harley-Davidson, Inc.	16,800	272,328

MACHINERY-CONSTRUCTION, FARM & HEAVY TRUCKS - 1.6%
Caterpillar, Inc.	10,100	333,704

MEDIA-BROADCASTING & CABLE TV - 0.8%
CBS Corp. Class B	23,600	163,312

OFFICE SERVICES & SUPPLIES - 1.5%
Avery Dennison Corp.	12,155	312,140

OIL & GAS-REFINING & MARKETING - 1.4%
Sunoco, Inc.	12,500	290,000

PAPER & PACKAGING - 1.9%
Sonoco Products Co.	16,300	390,385

PERSONAL PRODUCTS - 2.7%
Nu Skin Enterprises, Inc. Class A	36,400	556,920

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2009

	Shares	Value

COMMON STOCKS (continued)
PHARMACEUTICALS - 1.8%
Johnson & Johnson	6,735	$382,548

RAILROADS - 1.7%
Norfolk Southern Corp.	9,300	350,331
REITS-STORAGE - 1.9%
Public Storage REIT	5,900	386,332

RESTAURANTS - 1.8%
McDonald’s Corp.	6,500	373,685

RETAIL - 2.1%
Mattel, Inc.	27,500	441,375

SEMICONDUCTORS - 2.1%
Intel Corp.	26,625	440,644

SOFT DRINKS - 2.2%
Coca-Cola Co. (The)	9,400	451,106

SPECIALTY RETAIL - 1.5%
Tiffany & Co.	12,000	304,320

TECHNOLOGY - 0.0%
LogMeIn, Inc.*	300	4,800

TELECOMMUNICATIONS EQUIPMENT - 1.7%
Harris Corp.	12,300	348,828
TELECOMMUNICATION SERVICES-INTEGRATED - 1.8%
AT&T, Inc.	14,980	372,103

TOBACCO - 1.8%
Reynolds American, Inc.	9,605	370,945

UTILITIES-GAS - 1.9%
AGL Resources, Inc.	12,200	387,960

TOTAL INVESTMENTS - 93.7% (Cost $25,344,669)		19,412,896

CASH AND OTHER ASSETS, LESS LIABILITIES - 6.3%		1,306,410

NET ASSETS - 100.0%		$20,719,306

REIT - Real Estate Investment Trust

*	Non-income producing securities

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund
Schedule of Investments
June 30, 2009

	Shares	Value

COMMON STOCKS - 94.9%

AIR FREIGHT & LOGISTICS - 1.0%
Expeditors International of Washington, Inc.	377,200	$12,575,848

AUTOMOTIVE WHOLESALE SERVICES - 2.2%
Copart, Inc.*	773,700	26,824,179

BANKING - DIVERSIFIED BANKS - 2.0%
Bank of Hawaii Corp.	661,000	23,683,630

BROKERAGE & MONEY MANAGEMENT - 4.2%
Affiliated Managers Group, Inc.*	407,900	23,735,701
T. Rowe Price Group, Inc.	628,850	26,204,179

		49,939,880

BUSINESS SERVICES - 3.5%
Dun & Bradstreet Corp.	281,600	22,868,736
Global Payments, Inc.	496,500	18,598,890

		41,467,626

CASINOS & GAMING - 0.7%
International Game Technology	537,060	8,539,254

CELLULAR COMMUNICATIONS - 2.1%
American Tower Corp. Class A*	797,200	25,135,716

CHEMICALS-SPECIALTY - 2.0%
RPM International, Inc.	1,723,010	24,191,060

COMPUTER HARDWARE - 2.0%
Diebold, Inc.	903,025	23,803,739

CONSTRUCTION - 1.9%
Granite Construction, Inc.	694,785	23,122,445

CONSUMER SERVICES - 2.3%
Rollins, Inc.	1,606,980	27,816,824

DISTRIBUTORS - 2.4%
Watsco, Inc.	590,400	28,888,272

ENERGY - 5.6%
Continental Resources, Inc.*	302,900	8,405,475
Core Laboratories NV	264,100	23,016,315
FMC Technologies, Inc.*	638,680	24,001,594
Noble Energy, Inc.	187,600	11,062,772

		66,486,156

HEALTHCARE INFORMATION SERVICES - 2.0%
Cerner Corp.*	388,130	24,176,618

HEALTHCARE PRODUCTS - 5.0%
C. R. Bard, Inc.	75,175	5,596,779
DENTSPLY International, Inc.	887,000	27,071,240
Edwards Lifesciences Corp.*	407,585	27,728,008

		60,396,027

HEALTHCARE TECHNOLOGY - 1.6%
IDEXX Laboratories, Inc.*	418,300	19,325,460

INDUSTRIAL CONGLOMERATES - 5.2%
Airgas, Inc.	170,367	6,904,974
Cooper Industries, Ltd. Class A	827,200	25,684,560
Dionex Corp.*	478,600	29,208,958

		61,798,492

INDUSTRIAL SERVICES - 4.1%
Republic Services, Inc.	1,418,926	34,635,984
Ritchie Bros. Auctioneers, Inc.	609,700	14,297,465

		48,933,449

INSURANCE BROKERS - 5.1%
Brown & Brown, Inc.	1,586,250	31,613,962
Willis Group Holdings, Ltd. (United Kingdom)	1,156,730	29,762,663

		61,376,625

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2009

	Shares	Value

COMMON STOCKS (continued)
LEISURE & AMUSEMENT - 0.7%
Royal Caribbean Cruises, Ltd.	603,700	$8,174,098
REITS-DIVERSIFIED - 2.3%
Digital Realty Trust, Inc. REIT	783,400	28,084,890

RESTAURANTS - 4.5%
Cracker Barrel Old Country Store, Inc.	983,088	27,428,155
Jack in the Box, Inc.*	1,169,000	26,244,050

		53,672,205

RETAIL - 12.2%
Bed Bath & Beyond, Inc.*	390,800	12,017,100
CarMax, Inc.*	833,800	12,256,860
Coach, Inc.	702,200	18,875,136
Family Dollar Stores, Inc.	782,000	22,130,600
Mattel, Inc.	1,772,700	28,451,835
PetSmart, Inc.	1,232,600	26,451,596
Ross Stores, Inc.	659,100	25,441,260

		145,624,387

TECHNOLOGY - 6.3%
Autodesk, Inc.*	388,100	7,366,138
LogMeIn, Inc.*	2,500	40,000
NetApp, Inc.*	651,100	12,839,692
Trimble Navigation, Ltd.*	731,400	14,357,382
VeriSign, Inc.*	612,500	11,319,000
Zebra Technologies Corp. Class A*	1,244,613	29,447,544

		75,369,756

TECH-SOFTWARE - 14.0%
Adobe Systems, Inc.*	995,200	28,164,160
Advent Software, Inc.*	808,838	26,521,798
Blackbaud, Inc.	1,313,600	20,426,480
MICROS Systems, Inc.*	1,003,400	25,406,088
Nuance Communications, Inc.*	1,746,100	21,110,349
Solera Holdings, Inc.*	1,014,700	25,773,380
Teradata Corp.*	881,900	20,662,917

		168,065,172

TOTAL COMMON STOCKS - 94.9% (Cost $1,144,731,180)	1,137,471,808

U.S. GOVERNMENT OBLIGATIONS - 4.2%
U.S. Treasury Bill @ .132%** due 08/06/09 (Face Value $15,000,000)	14,998,050
U.S. Treasury Bill @ .178%** due 08/20/09 (Face Value $35,000,000)	34,991,493

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $49,989,543)	49,989,543

TOTAL INVESTMENTS - 99.1% (Cost $1,194,720,723)	1,187,461,351

CASH AND OTHER ASSETS, LESS LIABILITIES - 0.9%	10,194,869

NET ASSETS - 100.0%	$1,197,656,220

REIT - Real Estate Investment Trust

*	Non-income producing securities

**	Annualized yield at date of purchase

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Schedule of Investments
June 30, 2009

	Shares	Value

COMMON STOCKS - 94.5%

ASSET MANAGEMENT & CUSTODY BANKS - 2.1%
Franklin Resources, Inc.	238,100	$17,145,581

BANKING - 4.1%
JPMorgan Chase & Co.	469,800	16,024,878
Wells Fargo & Co.	758,400	18,398,784

		34,423,662

BREWERS - 2.2%
Molson Coors Brewing Co. Class B	439,600	18,608,268

BROKERAGE & MONEY MANAGEMENT - 1.8%
TD Ameritrade Holding Corp.*	826,500	14,496,810

BUILDING PRODUCTS - 0.7%
Simpson Manufacturing Co., Inc.	267,600	5,785,512

BUSINESS SERVICES - 1.7%
Broadridge Financial Solutions, Inc.	868,200	14,394,756

COMPUTER HARDWARE - 1.1%
Diebold, Inc.	348,300	9,181,188

CONSUMER PRODUCTS - 2.7%
Black & Decker Corp. (The)	336,500	9,644,090
Kimberly-Clark Corp.	244,600	12,824,378

		22,468,468

ENERGY - 5.3%
Apache Corp.	119,900	8,650,785
Chevron Corp.	180,900	11,984,625
Exterran Holdings, Inc.*	199,650	3,202,386
Forest Oil Corp.*	311,600	4,649,072
Transocean, Ltd.*	204,702	15,207,312

		43,694,180

ENGINEERING & CONSTRUCTION - 2.5%
KBR, Inc.	1,105,700	20,389,108

ENVIRONMENTAL FACILITIES & SERVICES - 2.3%
Waste Management, Inc.	674,400	18,991,104

HEALTHCARE PRODUCTS - 7.2%
Baxter International, Inc.	244,400	12,943,424
Boston Scientific Corp.*	1,245,500	12,629,370
Covidien Plc	454,000	16,997,760
Gen-Probe, Inc.*	199,200	8,561,616
Hologic, Inc.*	602,100	8,567,883

		59,700,053

HOME IMPROVEMENT RETAIL - 2.0%
Sherwin-Williams Co. (The)	312,700	16,807,625

INDUSTRIAL PRODUCTS - 7.0%
Cummins, Inc.	156,900	5,524,449
Franklin Electric Co., Inc.	682,800	17,698,176
Schnitzer Steel Industries, Inc. Class A	160,700	8,494,602
Sealed Air Corp.	1,454,100	26,828,145

		58,545,372

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Schedule of Investments (continued)
June 30, 2009

	Shares	Value

COMMON STOCKS (continued)
INDUSTRIAL SERVICES - 1.1%
Ritchie Bros. Auctioneers, Inc.	393,000	$9,215,850
INSURANCE - 2.0%
Travelers Cos., Inc. (The)	397,000	16,292,880

INSURANCE BROKERS - 3.4%
Willis Group Holdings, Ltd. (United Kingdom)	1,082,300	27,847,579

LEISURE & AMUSEMENT - 3.0%
Carnival Corp.	470,600	12,127,362
Polaris Industries, Inc.	395,700	12,709,884

		24,837,246

MEDIA - 2.3%
Marvel Entertainment, Inc.*	525,800	18,713,222

METALS - 1.5%
Cameco, Corp.	176,900	4,528,640
Newmont Mining Corp.	199,200	8,141,304

		12,669,944

PIPELINES - 2.0%
Kinder Morgan Management, LLC*	375,007	16,939,055

RAILROADS - 1.7%
Union Pacific Corp.	278,000	14,472,680

REITS-DIVERSIFIED - 1.6%
Host Hotels & Resorts, Inc. REIT	990,900	8,313,651
Redwood Trust, Inc. REIT	310,300	4,580,028

		12,893,679

RESTAURANTS - 2.0%
Burger King Holdings, Inc.	979,100	16,909,057

RETAIL - 11.6%
Best Buy Co., Inc.	559,000	18,720,910
Carter’s Inc.*	906,000	22,296,660
Costco Wholesale Corp.	343,900	15,716,230
Kohl’s Corp.*	398,800	17,048,700
Mattel, Inc.	1,413,800	22,691,490

		96,473,990

SEMICONDUCTORS - 3.4%
NVIDIA Corp.*	1,615,500	18,238,995
Power Integrations, Inc.	430,600	10,243,974

		28,482,969

TECHNOLOGY - 6.9%
Autodesk, Inc.*	239,900	4,553,302
Cisco Systems, Inc.*	899,600	16,768,544
Itron, Inc.*	74,800	4,119,236
LogMeIn, Inc.*	2,000	32,000
VeriSign, Inc.*	637,700	11,784,696
Zebra Technologies Corp. Class A*	834,000	19,732,440

		56,990,218

TECH-SOFTWARE - 3.9%
Adobe Systems, Inc.*	713,100	20,180,730
Citrix Systems, Inc.*	392,700	12,523,203

		32,703,933

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Schedule of Investments (continued)
June 30, 2009

	Shares	Value

COMMON STOCKS (continued)

TRUCKING - 2.8%
Con-way, Inc.	441,800	$15,599,958
Heartland Express, Inc.	543,600	8,001,792

		23,601,750
UTILITIES - 2.6%
Hawaiian Electric Industries, Inc.	1,149,275	21,905,182

TOTAL COMMON STOCKS - 94.5% (Cost $777,215,452)		785,580,921

U.S. GOVERNMENT OBLIGATIONS - 3.6%
U.S. Treasury Bill @ .132%** due 08/06/09 (Face Value $15,000,000)		14,998,050
U.S. Treasury Bill @ .178%** due 08/20/09 (Face Value $15,000,000)		14,996,354

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $29,994,404)	29,994,404

TOTAL INVESTMENTS - 98.1% (Cost $807,209,856)	815,575,325

CASH AND OTHER ASSETS, LESS LIABILITIES - 1.9%	15,996,684

NET ASSETS - 100.0%	$831,572,009

REIT - Real Estate Investment Trust

*	Non-income producing securities
**	Annualized yield at date of purchase

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2009

	Equity
	Income Fund	Growth Fund	Value Fund

ASSETS

Investments (Cost $25,344,669, $1,194,720,723 and $807,209,856, respectively)	$19,412,896	$1,187,461,351	$815,575,325
Cash	1,102,173	9,235,373	18,213,876
Receivable for:
Capital shares purchased	—	1,550,790	335,411
Securities sold	819,802	2,757,927	4,744,861
Dividends	57,272	1,030,292	901,568
Interest	54	609	773
Prepaid expenses	20,841	6,987	6,287

TOTAL ASSETS	21,413,038	1,202,043,329	839,778,101

LIABILITIES

Payable for:
Capital shares sold	11,018	460,448	783,843
Securities purchased	631,756	2,960,509	6,491,025
Accrued expenses:
Investment advisory fees	16,066	801,188	743,868
Directors’ fees	288	7,623	18,832
Other payables and accrued expenses	34,604	157,341	168,524

TOTAL LIABILITIES	693,732	4,387,109	8,206,092

NET ASSETS	$20,719,306	$1,197,656,220	$831,572,009

Capital shares issued and outstanding, par value $0.01 (500,000,000, 500,000,000 and 500,000,000 shares authorized, respectively)	3,013,522	42,949,620	40,503,379

Net asset value per share (offering and redemption price)	$6.88	$27.89	$20.53

Net Assets consist of:
Paid in capital	$33,354,778	$1,299,505,451	$1,205,008,510
Accumulated net realized loss	(7,153,842)	(94,589,859)	(391,405,422)
Net unrealized appreciation (depreciation) on investments	(5,931,773)	(7,259,372)	8,365,469
Undistributed net investment income	450,143	—	9,603,452

	$20,719,306	$1,197,656,220	$831,572,009

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2009

	Equity
	Income Fund	Growth Fund	Value Fund

INVESTMENT INCOME

Dividends	$955,950	$15,934,569	$20,173,055
Interest	8,794	471,775	546,125

Total investment income	964,744	16,406,344	20,719,180

EXPENSES

Investment advisory fees	226,686	9,034,950	9,950,349
Custodian fees	6,278	139,398	144,541
Directors’ fees and expenses	1,095	11,680	11,680
Pricing fees	34,685	149,110	148,503
Professional fees	29,440	149,390	141,055
Registration and filing fees	20,998	34,506	33,380
Reports to shareholders	1,475	203,605	201,475
Transfer agent fees	25,299	471,022	462,418
Miscellaneous expenses	1,315	24,809	22,108

Total expenses	347,271	10,218,470	11,115,509
Expenses waived and reimbursed by Adviser (Note 2)	(44,638)	—	—

Net expenses	302,633	10,218,470	11,115,509

Net investment income	662,111	6,187,874	9,603,671

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss on investments	(7,126,742)	(82,817,643)	(383,285,911)
Net change in unrealized appreciation/depreciation on investments	(1,987,012)	(119,188,019)	21,473,571

Net realized and unrealized loss on investments	(9,113,754)	(202,005,662)	(361,812,340)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,451,643)	$(195,817,788)	$(352,208,669)

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

OPERATIONS

Net investment income	$662,111	$800,927	$6,187,874	$2,435,867
Net realized gain (loss) on investments	(7,126,742)	2,413,261	(82,817,643)	63,427,693
Net change in unrealized appreciation/depreciation on investments	(1,987,012)	(9,939,134)	(119,188,019)	(328,651,194)

Net decrease in net assets from operations	(8,451,643)	(6,724,946)	(195,817,788)	(262,787,634)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from ordinary income	(615,121)	(736,172)	(3,609,575)	(2,535,381)
Distributions from net realized capital gains	(1,456,326)	(1,774,107)	(44,377,550)	(165,398,885)
Distributions of Paid-in-Capital	—	—	(84,488)	—

Net distributions	(2,071,447)	(2,510,279)	(48,071,613)	(167,934,266)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of shares	2,784,387	4,585,753	243,684,297	207,068,646
Reinvestment of distributions	2,049,936	2,484,529	40,205,037	141,086,090
Redemption fees	385	452	57,659	20,125
Less: redemptions of shares	(7,110,948)	(7,504,987)	(358,416,027)	(468,188,222)

Decrease resulting from capital share transactions	(2,276,240)	(434,253)	(74,469,034)	(120,013,361)

Total decrease in net assets	(12,799,330)	(9,669,478)	(318,358,435)	(550,735,261)

NET ASSETS

Beginning of year	33,518,636	43,188,114	1,516,014,655	2,066,749,916

End of year	$20,719,306	$33,518,636	$1,197,656,220	$1,516,014,655

Undistributed net investment income at end of year	$450,143	$403,147	$—	$—

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Changes in Net Assets

	Value Fund
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

OPERATIONS

Net investment income	$9,603,671	$6,863,063
Net realized gain (loss) on investments	(383,285,911)	125,270,783
Net change in unrealized appreciation/depreciation on investments	21,473,571	(274,445,682)

Net decrease in net assets from operations	(352,208,669)	(142,311,836)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from ordinary income	—	(14,912,462)
Distributions from net realized capital gains	(57,564,994)	(259,213,429)

Net distributions	(57,564,994)	(274,125,891)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of shares	184,378,825	117,427,701
Reinvestment of distributions	48,793,417	235,997,091
Redemption fees	81,332	69,733
Less: redemptions of shares	(311,093,451)	(437,311,474)

Decrease resulting from capital share transactions	(77,839,877)	(83,816,949)

Total decrease in net assets	(487,613,540)	(500,254,676)

NET ASSETS

Beginning of year	1,319,185,549	1,819,440,225

End of year	$831,572,009	$1,319,185,549

Undistributed net investment income at end of year	$9,603,452	$—

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund
Financial Highlights
Selected data for each share of capital stock outstanding throughout each period

					For the fiscal
					period from
					January 31, 2005
	For the fiscal year ended June 30,				through
	2009	2008	2007	2006	June 30, 2005+

Net Asset Value - Beginning of Period	$10.37	$13.14	$11.05	$10.10	$10.00

Income (Loss) from Investment Operations

Net Investment Income	0.22 [1]	0.24 [1]	0.18	0.15	0.06
Net Gains (Losses) on Investments (both realized and unrealized)	(2.96)	(2.25)	2.19	0.93	0.04

Total From Investment Operations	(2.74)	(2.01)	2.37	1.08	0.10

Less Distributions

Distributions from Net Investment Income	(0.22)	(0.22)	(0.17)	(0.12)	0.00
Distributions from Net Realized Capital Gains	(0.53)	(0.54)	(0.11)	(0.01)	0.00

Total Distributions	(0.75)	(0.76)	(0.28)	(0.13)	0.00

Net Asset Value - End of Period	$6.88	$10.37	$13.14	$11.05	$10.10

Total Return	(26.75% )	(15.84% )	21.61%	10.75%	1.00%	[2]

Ratios/Supplemental Data

Net Assets, End of Period (000’s)	$20,719	$33,519	$43,188	$25,451	$8,412
Ratio of Expenses to Average Net Assets
Before expense reimbursement	1.43%	1.25% [3]	1.29%	1.67%	3.96%	[4]
After expense reimbursement/recoupment[5]	1.25%	1.25%	1.25%	1.25%	1.25%	[4]
Ratio of Net Investment Income to Average Net Assets After expense reimbursement/recoupment	2.73%	2.02%	1.64%	1.80%	2.11%	[4]

Portfolio Turnover Rate	49%	62%	37%	60%	25%

+	The Fund commenced investment operations on January 31, 2005.

[1]	Per share net investment income has been calculated using the average daily shares method.

[2]	Not Annualized.

[3]	The Advisor recouped $4,849 during the fiscal year ended June 30, 2008, representing previously reimbursed expenses. Had such payment not been made, the expense ratio would have been 1.24%.

[4]	Annualized.

[5]	See note 2 to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund
Financial Highlights
Selected data for each share of capital stock outstanding throughout each period

	For the fiscal year ended June 30,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

Net Asset Value - Beginning of Year	$33.60	$42.74	$38.54	$35.77	$35.38	$27.24	$28.10	$31.30	$29.45	$26.28

Income (Loss) from Investment Operations

Net Investment Income (Loss)	0.15 [1]	0.05 [1]	0.04	(0.01)	(0.07)	(0.04)	(0.08)	(0.12)	2.26	0.11
Net Gains (Losses) on Investments (both realized and unrealized)	(4.68)	(5.56)	7.29	3.58	1.02	9.10	(0.11)	(0.24)	3.89	4.99

Total From Investment Operations	(4.53)	(5.51)	7.33	3.57	0.95	9.06	(0.19)	(0.36)	6.15	5.10

Less Distributions

Distributions from Net Investment Income	(0.09)[2]	(0.05)	(0.01)	0.00	0.00	0.00	(0.06)	0.00	(2.44)	(0.15)
Distributions from Net Realized Capital Gains	(1.09)	(3.58)	(3.12)	(0.80)	(0.56)	(0.92)	(0.61)	(2.84)	(1.86)	(1.78)

Total Distributions	(1.18)	(3.63)	(3.13)	(0.80)	(0.56)	(0.92)	(0.67)	(2.84)	(4.30)	(1.93)

Net Asset Value - End of Year	$27.89	$33.60	$42.74	$38.54	$35.77	$35.38	$27.24	$28.10	$31.30	$29.45

Total Return	(13.01% )	(13.80% )	19.69%	10.08%	2.65%	33.65%	(0.20% )	0.42%	23.34%	21.45%

Ratios/Supplemental Data

Net Assets, End of Year (000’s)	$1,197,656	$1,516,015	$2,066,750	$1,689,374	$1,693,564	$1,273,302	$448,393	$310,659	$182,117	$140,990

Ratio of Expenses to Average Net Assets	0.86%	0.84%	0.84%	0.85%	0.86%	0.88%	0.95%	1.02%	1.04%	1.09%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.52%	0.13%	0.11%	(0.03)%	(0.21% )	(0.21% )	(0.47% )	(0.62% )	(0.26% )	0.31%

Portfolio Turnover Rate	35%	39%	40%	29%	32%	19%	27%	26%	43%	28%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.

[2]	Distribution includes a return of capital that rounds to less than $.01 per share.

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Financial Highlights
Selected data for each share of capital stock outstanding throughout each period

	For the fiscal year ended June 30,
	2009	2008	2007	2006	2005	2004	2003		2002	2001	2000

Net Asset Value - Beginning of Year	$29.43	$38.79	$36.14	$38.11	$40.35	$31.65	$30.34		$30.98	$25.88	$22.29

Income (Loss) from Investment Operations

Net Investment Income (Loss)	0.22 [1]	0.15 [1]	0.41	0.18	0.19	0.00	(0.03)		(0.05)	1.12	0.05
Net Gains (Losses) on Investments (both realized and unrealized)	(7.80)	(3.12)	7.74	2.45	2.96	8.70	1.34		(0.51)	5.75	5.91

Total From Investment Operations	(7.58)	(2.97)	8.15	2.63	3.15	8.70	1.31		(0.56)	6.87	5.96

Less Distributions

Distributions from Net Investment Income	0.00	(0.35)	(0.41)	(0.32)	(0.28)	0.00	0.00		(0.04)	(1.09)	0.00
Distributions from Net Realized Capital Gains	(1.32)	(6.04)	(5.09)	(4.28)	(5.11)	0.00	0.00		(0.04)	(0.68)	(2.37)

Total Distributions	(1.32)	(6.39)	(5.50)	(4.60)	(5.39)	0.00	0.00		(0.08)	(1.77)	(2.37)

Net Asset Value - End of Year	$20.53	$29.43	$38.79	$36.14	$38.11	$40.35	$31.65		$30.34	$30.98	$25.88

Total Return	(25.72% )	(8.82% )	23.90%	7.35%	8.00%	27.49%	4.32%		(1.78% )	27.95%	29.63%

Ratios/Supplemental Data

Net Assets, End of Year (000’s)	$831,572	$1,319,186	$1,819,440	$1,686,874	$2,271,478	$2,226,590	$1,456,552		$1,297,207	$768,559	$87,930

Ratio of Expenses to Average Net Assets	1.12%	1.09%	1.08%	1.09%	1.08%	1.09%	1.11%		1.12%	1.10%	1.41%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.97%	0.44%	0.59%	0.49%	0.48%	0.01%	(0.12%	)	(0.22% )	0.60%	0.39%

Portfolio Turnover Rate	87%	61%	75%	58%	59%	81%	60%		54%	76%	86%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Notes to Financial Statements
For the Year Ended June 30, 2009

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc., (the “Meridian Funds”), is comprised of the Meridian Equity Income Fund (the “Equity Income Fund”), the Meridian Growth Fund (the “Growth Fund”) and the Meridian Value Fund (the “Value Fund”). The Equity Income Fund, the Growth Fund and the Value Fund (each a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as no-load, diversified, open-end management investment companies. The Equity Income Fund began operations and was registered on January 31, 2005. The Growth Fund began operations and was registered on August 1, 1984. The Value Fund began operations on February 10, 1994 and was registered on February 7, 1994.

The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.

The primary investment objective of the Growth Fund is to seek long-term growth of capital.

The primary investment objective of the Value Fund is to seek long-term growth of capital.

The following is a summary of significant accounting policies for all of the Funds:

a.	Investment Valuations: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued at their fair value as determined by Aster Investment Management Company, Inc. (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). Short-term debt securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are valued at amortized cost which approximates fair market value.

b.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.

c.	Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

d.	Cash and Cash Equivalents: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account, which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

e.	Expenses: Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to the Funds are generally allocated to each Fund in proportion to their relative net assets.

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2009

f.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates.

g.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

h.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.	Financial Accounting Standards Board -— Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS No. 157”): SFAS No. 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS No. 157 are described below:

Level 1 – quoted prices in active markets for identical securities;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2009 is as follows:

	Meridian	Meridian	Meridian
Valuation Inputs	Equity Income	Growth	Value

Level 1 – Quoted Prices*	$19,412,896	$1,137,471,808	$785,580,921
Level 2 – Other Significant Observable Inputs**	—	49,989,543	29,994,404
Level 3 — Significant Unobservable Inputs	—	—	—

Total Market Value of Investments	$19,412,896	$1,187,461,351	$815,575,325

*	Level 1 investments are all common stock and industry classifications are defined on the Schedule of Investments.
**	Level 2 investments are limited to U.S. Treasury Bills.

2.	Related Parties: The Funds have entered into management agreements with the Adviser. Certain Officers and/or Directors of the Funds are also Officers and/or Directors of the Adviser. Beneficial ownership in the Funds by Richard F. Aster, Jr., President, as of June 30, 2009 were as follows:

Equity Income Fund	70.89%
Growth Fund	1.24%
Value Fund	1.76%

The Adviser receives from the Equity Income Fund, as compensation for its services, an annual fee of 1% of the first $10,000,000 of the Equity Income Fund’s net assets, 0.90% of the next $20,000,000 of the Equity Income Fund’s net assets, 0.80% of the next $20,000,000 of the Equity Income Fund’s net assets and 0.70% of the Equity Income Fund’s net assets in excess of $50,000,000. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

The Adviser receives from the Growth Fund, as compensation for its services, an annual fee of 1% of the first $50,000,000 of the Growth Fund’s net assets and 0.75% of the Growth Fund’s net assets in excess of $50,000,000. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

The Adviser receives from the Value Fund, as compensation for its services, an annual fee of 1% of the Value Fund’s net assets. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

The Adviser voluntarily agreed to waive its fee and reimburse expenses to the extent that total annual operating expenses for the Equity Income Fund exceeds 1.25%. The Investment Adviser has voluntarily agreed to limit the operating expenses of the Growth and Value Funds to 2.50%. With respect to these limits, the Adviser reimbursed the Equity Income Fund $44,638 but did not reimburse the Growth and Value Funds, during the year ended June 30, 2009.

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2009

The Equity Income Fund will carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement is made by the Adviser, and expenses in excess of the expense limitation, and repay the Adviser such amounts; provided the Fund is able to effect such reimbursement and maintain the expense limitation.

At June 30, 2009, the balance of recoupable expenses along with the year of expiration for the Equity Income Fund is:

Amount	Expiration

$12,964	2010
44,638	2012

Subject to the approval of the Board, the Fund will repay the Adviser the amount of its reimbursement for the Equity Income Fund for up to three years following the reimbursement to the extent the Equity Income Fund’s expenses drop below 1.25%, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement at any time.

3.	Capital Shares Transactions: Transactions in capital shares for the year ended June 30, 2009 and the year ended June 30, 2008 were as follows:

	Equity Income Fund
	June 30,	June 30,
	2009	2008

Decrease in Fund shares:
Shares sold	384,261	386,851
Shares issued from reinvestment of distributions	283,925	217,941

	668,186	604,792
Shares redeemed	(887,800)	(657,483)

Net decrease	(219,614)	(52,691)

	Growth Fund
	June 30,	June 30,
	2009	2008

Decrease in Fund shares:
Shares sold	9,262,413	5,358,419
Shares issued from reinvestment of distributions	1,630,375	3,743,363

	10,892,788	9,101,782
Shares redeemed	(13,057,218)	(12,341,026)

Net decrease	(2,164,430)	(3,239,244)

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2009

	Value Fund
	June 30,	June 30,
	2009	2008

Decrease in Fund shares:
Shares sold	8,035,231	3,553,317
Shares issued from reinvestment of distributions	2,401,251	7,458,786

	10,436,482	11,012,103
Shares redeemed	(14,754,282)	(13,093,574)

Net decrease	(4,317,800)	(2,081,471)

4.	Compensation of Directors and Officers: Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Directors of the Funds who are not interested persons, as defined in the Investment Company Act of 1940, receive compensation in the amount of a minimum of $6,000 per annum. Compensation will be paid at each director’s election in either cash or Fund shares. The difference between an average of the share prices of the three series Funds taken at the beginning and the end of the Funds’ fiscal year will be used to calculate an adjustment to the prior year’s director’s fee compensation in each successive year. Compensation will not adjust below $6,000. An additional $1,000 will be paid to each unaffiliated director for each Board of Directors meeting attended other than the annual meeting.

5.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2009, were as follows:

	Purchases	Proceeds from Sales

Equity Income Fund	$11,138,898	$14,149,951
Growth Fund	395,835,188	481,682,911
Value Fund	825,825,224	925,548,813

6.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal years ended June 30, 2009 and June 30, 2008 were as follows:

2009 Taxable Distributions

		Net
		Long-Term	Distributions of	Total
Fund	Ordinary Income	Capital Gains	Paid-in-Capital	Distributions

Equity Income Fund	$826,043	$1,245,404	$—	$2,071,447
Growth Fund	6,521,826	41,465,299	84,488	48,071,613
Value Fund	19,439,113	38,125,881	—	57,564,994

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2009

2008 Taxable Distributions

		Net
		Long-Term	Total
Fund	Ordinary Income	Capital Gains	Distributions

Equity Income Fund	$1,266,083	$1,244,196	$2,510,279
Growth Fund	19,825,049	148,109,217	167,934,266
Value Fund	63,165,479	210,960,412	274,125,891

7.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2006-2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Permanent differences, incurred during the year ended June 30, 2009, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income and accumulated realized gain/(loss) as follows:

		Increase/(Decrease)
		Undistributed Net	Increase/(Decrease)
	Increase/(Decrease)	Investment	Accumulated Realized
	Paid-in-Capital	Income/(Loss)	Gain/(Loss)

Equity Income Fund	$—	$6	$(6)
Growth Fund	(418,440)	(2,493,811)	2,912,251
Value Fund	—	(219)	219

The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes at June 30, 2009 is as follows:

		Aggregate	Aggregate
		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Aggregate Cost	Appreciation	Depreciation	(Depreciation)

Equity Income Fund	$25,385,573	$388,816	$(6,361,493)	$(5,972,677)
Growth Fund	1,197,196,328	118,899,262	(128,634,239)	(9,734,977)
Value Fund	816,600,530	73,331,172	(74,356,377)	(1,025,205)

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2009

Components of Accumulated (Losses) on a Tax Basis

	Equity Income Fund	Growth Fund	Value Fund

Undistributed ordinary income	$450,143	$—	$9,603,452
Capital loss carry forward	(182,963)	—	(54,088,431)
Post-October losses deferred	(6,929,975)	(92,114,254)	(327,926,317)
Unrealized depreciation	(5,972,677)	(9,734,977)	(1,025,205)

Total Accumulated Losses	$(12,635,472)	$(101,849,231)	$(373,436,501)

Post-October losses represent losses realized on investment transactions from November 1, 2008 through June 30, 2009 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year. The differences between book and tax-basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2009 the Funds had capital loss carry forwards available to offset future realized capital gains through the indicated expiration dates:

	Amount	Expire
Equity Income Fund	$182,963	2017
Value Fund	54,088,431	2017

8.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through August 27, 2009 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Meridian Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Value Fund (constituting Meridian Fund, Inc. hereafter referred to as the “Funds”) at June 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 27, 2009

Meridian Fund, Inc.
Additional Information
For the Year Ended June 30, 2009

1.	Proxy Voting Record and Proxy Voting Policies and Procedures: A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities along with information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling (800) 446-6662; (ii) on our website at http://www.meridianfund.com; and (iii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

2.	Information on Form N-Q: The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

Information About the Directors and
Officers of Meridian Fund, Inc.

The individuals listed below serve as Directors or Officers of Meridian Fund, Inc. (the “Meridian Funds”). Each Director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Meridian Funds is elected annually by the Board of Directors. The address of all Officers and Directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.

Interested Directors *

Richard F. Aster, Jr. (69)

Positions(s) Held with Fund: President, Chairman of the Board, Portfolio Manager
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Aster Investment
Management, Inc.
Number of Portfolios Overseen: 3
Other Directorships: N/A

Michael Stolper (64)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Investment Adviser and Broker/Dealer, Stolper & Company,
Inc.
Number of Portfolios Overseen: 3
Other Directorships: Window Pane Funds

*	Aster Investment Management, Inc. is investment adviser to the Meridian Funds. Mr. Stolper is a minority owner of Aster Investment Management, Inc.

Information About the Directors and
Officers of Meridian Fund, Inc. (continued)

Independent Directors

Ronald Rotter (66)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 2, 2007
Principal Occupation(s) During Past 5 Years: Co-founder and Managing Partner, RBR Capital Management; Private Investor
Number of Portfolios Overseen: 3
Other Directorships: N/A

Michael S. Erickson (57)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor; Chairman CFO, AeroAstro; Trustee, The Marin School; Decimal, Inc.
Number of Portfolios Overseen: 3
Other Directorships: N/A

James Bernard Glavin (74)

Positions(s) Held with Fund: Vice Chairman of the Board
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Chairman of the Board, Orchestra
Therapeutics, Inc.
Number of Portfolios Overseen: 3
Other Directorships: N/A

Herbert Charles Kay (72)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 3
Other Directorships: N/A

Officers

Gregg B. Keeling, CPA (54)

Positions(s) Held with Fund: Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer
Length of Service (Beginning Date): April 1999
Principal Occupation(s) During Past 5 Years: Aster Investment Management, Inc.,
Vice President of Operations and Chief Compliance Officer

2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Please consult your tax advisor for proper treatment of this information.

For the period July 1, 2008 to June 30, 2009, the Funds designated the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Pursuant to Internal Revenue Code Section 852(b)(3), the Funds listed below designate the amounts listed below as a long-term capital gain distribution of the year ended June 30, 2009:

Equity Income Fund	$1,245,404
Growth Fund	$41,465,299
Value Fund	$38,125,881

Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below designate a percentage of their ordinary income dividends distributed during the year ended June 30, 2009 as qualifying for the corporate dividends-received deduction:

Equity Income Fund	95.47%
Growth Fund	100.00%
Value Fund	38.73%

Pursuant to Section I (h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended June 30, 2009 as qualified dividend income (QDI):

Equity Income Fund	100.00%
Growth Fund	100.00%
Value Fund	48.24%

U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.

U.S. Government interest:

Equity Income Fund	0.00%
Growth Fund	2.01%
Value Fund	3.51%

MERIDIAN FUND, INC.

This report is submitted for
the information of shareholders of
Meridian Fund, Inc. It is not
authorized for distribution to
prospective investors unless
preceded or accompanied by an
effective prospectus.
Officers and Directors

RICHARD F. ASTER, JR.
President and Director

MICHAEL S. ERICKSON

JAMES B. GLAVIN

HERBERT C. KAY

RONALD ROTTER

MICHAEL STOLPER
Directors

GREGG B. KEELING
Chief Financial Officer
Treasurer and Secretary
Chief Compliance Officer

Custodian
PFPC TRUST COMPANY
Philadelphia, Pennsylvania

Transfer Agent and Disbursing Agent
PNC GLOBAL INVESTMENT SERVICING (U.S.) INC.
King of Prussia, Pennsylvania
(800) 446-6662

Counsel
GOODWIN PROCTER LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
PRICEWATERHOUSECOOPERS LLP
San Francisco, California

MERIDIAN EQUITY INCOME FUND®
MERIDIAN GROWTH FUND®
MERIDIAN VALUE FUND®

ANNUAL REPORT

60 E. Sir Francis Drake Blvd.
Wood Island, Suite 306
Larkspur, CA 94939

www.meridianfund.com

Telephone (800) 446-6662

June 30, 2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $85,261 in 2009 and $85,261 in 2008.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2009 and $0 in 2008.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,500 in 2009 and $13,800 in 2008.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2009 and $0 in 2008.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY
1.	Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:
a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.
Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES
The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:
1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2009 and $0 in 2008.

(h)	Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics, or any amendment thereto, that is subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) Meridian Fund, Inc.®

By (Signature and Title)*	/s/ Richard F. Aster

Richard F. Aster, President & CEO
(principal executive officer)
Date August 27, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard F. Aster Richard F. Aster, President & CEO
(principal executive officer)
Date August 27, 2009

By (Signature and Title)*	/s/ Gregg B. Keeling

Gregg B. Keeling, CFO & Treasurer
(principal financial officer)
Date August 27, 2009

*	Print the name and title of each signing officer under his or her signature.